U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2017

Atossa Genetics Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35610

(Commission File Number)

26-4753208

(I.R.S. Employer Identification Number)

107 Spring Street, Seattle, WA 98104

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (800) 351-3902

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2017, Atossa Genetics Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Aegis Capital Corp. (the “Underwriter”) relating to the public offering (the “Offering”) of: (i) 664,000 Class A Units with each Class A Unit consisting of one share of Common Stock and one Warrant to purchase one share of Common Stock; and (ii) 3,502 Class B Units, which were offered to those purchasers whose purchase of Class A Units in this offering would have resulted in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% of our outstanding Common Stock immediately following the consummation of this offering. Each Class B Unit consists of one share of Series A Preferred, with a stated value of $1,000 and convertible into 1,333.33 shares of Common Stock, together with 1,333.33 Warrants. In addition, the Underwriter was granted an over-allotment option (the “Over-allotment Option”) for a period of 45 days to purchase up to an additional 800,000 shares of Common Stock and/or 800,000 Warrants to purchase a maximum of 800,000 shares of Common Stock. As of the closing of the Offering, the Underwriter has exercised the Over-Allotment Option with respect to 530,000 shares of Common Stock and 530,000 Warrants.

The Series A Preferred included in the Class B Units are convertible into an aggregate total of 4,669,333 shares of Common Stock and the Warrants included in the Class B Units are exercisable for an aggregate total of 4,669,333 shares of Common Stock. The Series A Preferred do not have any voting rights but are convertible into shares of Common Stock. The Class B Units are not certificated and the shares of Series A Preferred and Warrants part of such unit are immediately separable and were issued separately in this offering. Each Warrant has an exercise price of $0.9375, is exercisable upon issuance and will expire five years from the date of issuance.

The Offering closed on April 3, 2017. The Offering securities were offered and sold pursuant to the Company's Registration Statement on Form S-1 (Registration No. 333-216031), (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”), under the Securities Act of 1933, as amended (the “Securities Act”), on February 13, 2017 for the registration of the Shares and Warrants, Amendment No. 1 thereto filed with the Commission on March 16, 2017, Amendment No. 2 thereto filed on March 21, 2017, Amendment No. 3 thereto filed on March 23, 2017, Amendment No. 4 thereto filed on March 28, 2017 and Amendment No. 5 thereto filed on March 28, 2017; (ii) the preliminary prospectus dated March 28, 2017, in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act on March 28, 2017; (iii) the free writing prospectus dated March 29, 2017, in the form filed with the Commission pursuant to Rule 433 under the Securities Act on March 30, 2017; and (iv) the final prospectus dated March 31, 2017 (the “Final Prospectus”) in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act on March 31, 2017.

The foregoing descriptions of the Underwriting Agreement and the Warrants are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the Form of Warrant, which are filed as Exhibits 1.1 and 4.1, respectively, to this report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 28, 2017, between Atossa Genetics Inc. and Aegis Capital Corp., as representative of the several underwriters named therein

4.1	Form of Warrant
_________________

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATOSSA GENETICS INC.

Date: April 3, 2017	By:	/s/ Kyle Guse
Kyle Guse
Chief Financial Officer
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 28, 2017, between Atossa Genetics Inc. and Aegis Capital Corp., as representative of the several underwriters named therein

4.1	Form of Warrant